UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Prospect Capital Corporation
(Name of Registrant as Specified In Its Charter)

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PROSPECT CAPITAL CORPORATION
10 East 40th Street, 42nd Floor
New York, New York 10016
September 9, 2019
Dear Stockholder:
You are cordially invited to attend the 2019 Annual Meeting of Stockholders, or the Annual Meeting, of Prospect Capital Corporation, a Maryland corporation (the “Company” or “we,” “us” or “our”), to be held on Tuesday, December 3, 2019, at 3:30 p.m., Eastern Time, at the offices of the Company, 10 East 40th Street, 42nd Floor, New York, New York 10016.
The notice of Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to elect two directors of the Company.
It is important that you be represented at the Annual Meeting. Please complete, sign, date and return your proxy card to us in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the meeting. If you prefer, you can authorize your proxy through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card. If you attend the meeting, you may vote in person at the meeting, which will automatically revoke your proxy. Your vote is very important to us. I urge you to submit your proxy as soon as possible.
If you have any questions about the proposals to be voted on, please call our solicitor, AST Fund Solutions, LLC, at (866) 387-0770.
Further, from time to time we may repurchase a portion of our common shares and are notifying you of our intention as required by applicable securities law.
Sincerely yours,
John F. Barry III
Chief Executive Officer

PROSPECT CAPITAL CORPORATION
10 East 40th Street, 42nd Floor
New York, New York 10016
(212) 448-0702
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 3, 2019
To the Stockholders of Prospect Capital Corporation:
The 2019 Annual Meeting of Stockholders, or the Annual Meeting, of Prospect Capital Corporation, a Maryland corporation (the “Company” or “we,” “us” or “our”), will be held at the offices of the Company, 10 East 40th Street, 42nd Floor, New York, New York 10016 on Tuesday, December 3, 2019, at 3:30 p.m., Eastern Time, for the following purposes:
1.    To elect two Class III directors of the Company to serve until the Annual Meeting of Stockholders in 2022, in each case until his successor is duly elected and qualifies; and
2.    To transact such other business as may properly come before the Annual Meeting and any adjournments, postponements or delays thereof.
You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on September 9, 2019. Please complete, sign, date and return your proxy card to us in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the Annual Meeting. If you prefer, you can authorize your proxy through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card. If you attend the meeting, you may vote in person at the meeting, which will automatically revoke your proxy. In the event that there are not sufficient stockholders present for a quorum or sufficient votes to approve a proposal at the time the Annual Meeting is convened, the Annual Meeting may be adjourned from time to time in order to permit further solicitation of proxies by the Company.
If you have any questions about the proposals to be voted on, please call our solicitor, AST Fund Solutions, LLC, at (866) 387-0770.
By Order of the Board of Directors,

Kristin Van Dask
Chief Financial Officer,
Chief Compliance Officer, Treasurer and Secretary
New York, New York
September 9, 2019

This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, postage-prepaid envelope, or authorize a proxy to vote your shares by telephone or through the Internet. Even if you authorize a proxy prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares in person.

PROSPECT CAPITAL CORPORATION
10 East 40th Street, 42nd Floor
New York, New York 10016
(212) 448-0702
PROXY STATEMENT
2019 Annual Meeting of Stockholders
This proxy statement, or this Proxy Statement, is furnished in connection with the solicitation of proxies by the Board of Directors of Prospect Capital Corporation, a Maryland corporation (the “Company” or “we,” “us” or “our”), for use at our 2019 Annual Meeting of Stockholders, or the Annual Meeting, to be held on Tuesday, December 3, 2019, at 3:30 p.m., Eastern Time, at our offices, 10 East 40th Street, 42nd Floor, New York, New York 10016, and at any postponements, adjournments or delays thereof. This Proxy Statement, the accompanying proxy cards and the Company’s Annual Report for the fiscal year ended June 30, 2019 are first being sent to stockholders on or about September 19, 2019.
Unlike many companies where the majority of the outstanding shares are held by institutional investors, a majority of our stockholders are retail investors who generally hold smaller numbers of shares than institutional investors. As a result, it is important that every stockholder authorize a proxy so that we can achieve a quorum and hold the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting will constitute a quorum for the transaction of business. If a quorum is not met, then we will be required to adjourn the meeting and incur additional expenses to continue to solicit additional votes.
We have engaged a proxy solicitor, AST Fund Solutions, LLC, who may call you and ask you to vote your shares. The proxy solicitor will not attempt to influence how you vote your shares, but only ask that you take the time to cast a vote. You may also be asked if you would like to authorize your proxy over the telephone and to have your voting instructions transmitted to our proxy tabulation firm.
We encourage you to vote, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or authorize a proxy to vote your shares by telephone or through the Internet, and we receive it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as directors.
If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the Company’s Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Annual Meeting. Any stockholder of record attending the Annual Meeting may vote in person whether or not he or she has previously authorized a proxy.
You are entitled to attend the Annual Meeting only if you are a stockholder as of the close of business on the record date for the Annual Meeting, which is September 9, 2019, or you hold a valid proxy for the Annual Meeting. You must present valid photo identification, such as a driver’s license or passport, for admittance. If you are not a stockholder of record of the Company but hold shares as a beneficial owner in street name, in order to attend the Annual Meeting you must also provide proof of beneficial ownership, such as your most recent account statement prior to the record date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership of our shares. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting. For security reasons, you and your bags will be subject to search prior to your admittance to the Annual Meeting and cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.
If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone.
For information on how to obtain directions to attend the Annual Meeting in person, please contact our solicitor, AST Fund Solutions, LLC, at (866) 387-0770.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON DECEMBER 3, 2019
The following materials relating to this Proxy Statement are available at http://www.astproxyportal.com/ast/13601/

•	this Proxy Statement;

•	the accompanying Notice of Annual Meeting; and

•	the Company’s Annual Report for the fiscal year ended June 30, 2019.
Purpose of Annual Meeting
The Annual Meeting has been called for the following purposes:
1.    To elect two Class III directors of the Company to serve until the Annual Meeting of Stockholders in 2022, in each case until his successor is duly elected and qualifies; and
2.    To transact such other business as may properly come before the Annual Meeting and any adjournments, postponements or delays thereof.
Voting Securities
You may vote your shares at the Annual Meeting only if you were a stockholder of record at the close of business on September 9, 2019, or the “Record Date”. There were 367,287,523 shares of the Company’s common stock outstanding on the Record Date. Each share of the Company’s common stock is entitled to one vote.
Quorum Required
Shares that are present at the Annual Meeting, but then abstain, including by reason of so called “broker non-votes,” will be treated as present for purposes of establishing a quorum. A broker non-vote with respect to a matter occurs when a nominee holding shares for a beneficial owner is present at the meeting with respect to such shares, has not received voting instructions from the beneficial owner on the matter in question and does not have, or chooses not to exercise, discretionary authority to vote the shares on such matter.
If a quorum is not present at the Annual Meeting or if there are not sufficient votes to approve a proposal, the chairman of the Annual Meeting or, if a stockholder vote is called, the stockholders who are present at the Annual Meeting, may adjourn the Annual Meeting from time to time to permit further solicitation of proxies.
Vote Required
Proposal I. Election of Directors. The election of a director requires the affirmative vote of the holders of a majority of shares of stock outstanding and entitled to vote thereon. If you vote to “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Because directors are elected by vote of the holders of a majority of the outstanding shares, votes to “Withhold Authority,” abstentions and broker non-votes will have the effect of a vote against a nominee.
Additional Solicitation. If a quorum is not present or there are not enough votes to approve a proposal at the Annual Meeting, the chairman of the meeting or, if a stockholder vote is called, the stockholders who are present in person, may adjourn the Annual Meeting with respect to any or all of the proposals, including to permit the further solicitation of proxies with respect to any proposal.
If a quorum is present, a stockholder vote may be called on one or more of the proposals described in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).
Information Regarding This Solicitation
We will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders and proxy card. If brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to and obtain proxies from such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing.
In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or employees of the Company, Prospect Capital Management L.P., or PCM, the Company’s investment adviser, and/or Prospect Administration LLC, or Prospect Administration, the Company’s administrator. PCM and Prospect Administration are located at 10 East 40th Street, 42nd Floor, New York, New York 10016. Certain other members of the affiliated companies of PCM and Prospect Administration are referred to as “Manager.” No additional compensation will be paid to directors, officers or regular employees for such services.
The Company has also retained AST Fund Solutions, LLC to assist in the solicitation of proxies for the Annual Meeting for a fee of approximately $559,760 plus out-of-pocket expenses.
Stockholders may provide their voting instructions by telephone or through the Internet. These options require stockholders to input the control number which is located on each proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Stockholders who authorize a proxy via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.
Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to our proxy tabulator.
Security Ownership of Certain Beneficial Owners and Management
As of the Record Date, there were no persons that owned 25% or more of our outstanding voting securities, and no person would be deemed to control us, as such term is defined in the Investment Company Act of 1940, as amended, or the “1940 Act”.
Our directors are divided into two groups - interested directors and independent directors. Interested directors are “interested persons” of the Company, as defined in the 1940 Act.
The following table sets forth, as of September 6, 2019, certain ownership information with respect to our common stock for those persons who may, insofar as is known to us, directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and the beneficial ownership of each current director and nominee for director, the Company’s executive officers, and the executive officers, nominees and directors as a group.
Ownership information for those persons, if any, who own, control or hold the power to vote, 5% or more of our shares of common stock is based upon Schedule 13D or Schedule 13G filings by such persons with the Securities and Exchange Commission, or the “Commission,” and other information obtained from such persons, if available. Such information is as of the date of the applicable filing and may no longer be accurate.
Unless otherwise indicated, we believe that each person set forth in the table below has sole voting and investment power with respect to all shares of the Company’s common stock he or she beneficially owns and has the same address as the Company. Our address is 10 East 40th Street, 42nd Floor, New York, New York 10016.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Class(1)
5% or more holders

Interested Directors and Nominees
John F. Barry III(2)	40,088,061	10.9%
M. Grier Eliasek(3)	1,252,196	*
Independent Directors and Nominees
Andrew C. Cooper	—	—
William J. Gremp	16,214	*
Eugene S. Stark	42,500	*
Executive Officers
Kristin Van Dask	33,000	*
Executive officers, nominees and directors as a group	41,431,971	11.3%

*	Represents less than one percent.

(1)	Based on a total of 367,287,523 shares of our common stock issued and outstanding as of September 6, 2019.

(2)	Mr. Barry also serves as the Chief Executive Officer of the Company.

(3)	Mr. Eliasek also serves as the Chief Operating Officer of the Company.
The following table sets forth the dollar range of equity securities beneficially owned by each director and each nominee for election as a director of the Company as of September 6, 2019. Information as to beneficial ownership is based on information furnished to the Company by the directors. We are part of a “family of investment companies,” as that term is defined in the 1940 Act, that includes Priority Income Fund, Inc. (“Priority”) and TP Flexible Income Fund, Inc. (formerly Pathway Capital Opportunity Fund, Inc.) (“FLEX”).

Name of Director	Dollar Range of Equity Securities Beneficially Owned in the Company(1)(2)(3)	Dollar Range of Equity Securities Beneficially Owned in Priority(1)(2)(3)	Dollar Range of Equity Securities Beneficially Owned in FLEX(1)(2)(3)
Interested Directors and Nominees
John F. Barry III	Over $100,000	None	None
M. Grier Eliasek	Over $100,000	None	None
Independent Directors and Nominees
Andrew C. Cooper	None	None	None
William J. Gremp	Over $100,000	None	None
Eugene S. Stark	Over $100,000	None	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, which requires pecuniary interest.

(2)	The dollar ranges are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

(3)	The dollar range of our equity securities beneficially owned is based on the closing price of $6.52 on September 6, 2019 on the NASDAQ Stock Market.

Proposal I: Election of Directors
Pursuant to our Bylaws, our Board of Directors may change the number of directors constituting the Board, provided that the number thereof shall never be less than three nor more than eight. In accordance with the Bylaws, we currently have five directors on our Board of Directors. Directors are elected for staggered terms of three years each, with a term of office of one of the three classes of directors expiring at each annual meeting of stockholders. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.
Our Class III directors are standing for election this year.
A stockholder can vote for or withhold his or her vote from any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board of Directors as a replacement. The Board of Directors has no reason to believe that any of the persons named below will be unable or unwilling to serve, and each such person has consented to being named in this Proxy Statement and to serve if elected.
The Board of Directors recommends that you vote FOR the election of the nominees named in this Proxy Statement.
Information about the Nominees and Directors
Certain information with respect to the Class III nominees for election at the Annual Meeting, as well as each of the other directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a director of the Company.
The 1940 Act and the NASDAQ rules require that the Company’s Board of Directors consist of at least a majority of independent directors. Under the 1940 Act, in order for a director to be deemed independent, he or she, among other things, generally must not: own, control or hold power to vote, 5% or more of the voting securities or be an officer or employee of the Company or of an investment adviser or principal underwriter to the Company; control the Company or an investment adviser or principal underwriter to the Company; be an officer, director or employee of an investment adviser or principal underwriter to the Company; be a member of the immediate family of any of the foregoing persons; knowingly have a direct or indirect beneficial interest in, or be designated as an executor, guardian or trustee of an interest in, any security issued by an investment adviser or principal underwriter to the Company; be a partner or employee of any firm that has acted as legal counsel to Company or an investment adviser or principal underwriter to the Company during the last two years; or have certain relationships with a broker-dealer or other person that has engaged in agency transactions, principal transactions, lent money or other property to, or distributed shares on behalf of the Company. Under NASDAQ rules, in order for a director to be deemed independent, our Board of Directors must determine that the individual does not have a relationship that would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities.
The Board of Directors, in connection with the 1940 Act and NASDAQ rules, has considered the independence of members of the Board of Directors who are not employed by PCM and has concluded that Andrew C. Cooper, William J. Gremp and Eugene S. Stark are not “interested persons” as defined by the 1940 Act and therefore qualify as independent directors under the standards promulgated by the 1940 Act and the NASDAQ rules. In reaching this conclusion, the Board of Directors concluded that Messrs. Cooper, Gremp and Stark had no relationships with PCM or any of its affiliates, other than their positions as directors of the Company and, if applicable, investments in us that are on the same terms as those of other stockholders.
Each of John F. Barry III and Eugene S. Stark has been nominated for election as a Class III director to serve until the Annual Meeting of Stockholders in 2022 and until his successor is duly elected and qualifies. Neither Mr. Barry nor Mr. Stark is being proposed for election pursuant to any agreement or understanding with any other director or the Company. Each of Mr. Barry and Mr. Stark has agreed to serve as a director if elected and has consented to be named as a nominee.

Nominees for Class III Directors—Term Expiring 2022

Independent Director
The following director is not an “interested person” as defined in the 1940 Act.

Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director or Nominee for Director (including the Fund)	Other Directorships Held by Director or Nominee for Director
Eugene S. Stark, 61(1)	Director	Class III Director since September 2008; Term expires 2019	Principal Financial Officer, Chief Compliance Officer and Vice President—Administration of General American Investors Company, Inc. from May 2005 to present.	3	Priority Income Fund, Inc. since October 28, 2012(3), TP Flexible Income Fund, Inc. (formerly Pathway Capital Opportunity Fund, Inc.) since February 19, 2013

(1)	The business address of Mr. Stark is c/o Prospect Capital Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016.

(2)	The Fund Complex consists of the Company, Priority and FLEX.

(3)	An investment company subject to the 1940 Act.
Interested Director
The following director is an “interested person” as defined in the 1940 Act.

Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex(3) Overseen by Director or Nominee for Director (including the Fund)	Other Directorships Held by Director or Nominee for Director
John F. Barry III, 67(1)(2)	Director, Chairman of the Board, and Chief Executive Officer	Class III Director since April 2004; Term expires 2019	Chairman and Chief Executive Officer of the Company; Managing Director of PCM and Prospect Administration since July 2004.	1	None

(1)	The business address of Mr. Barry is c/o Prospect Capital Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016.

(2)	Mr. Barry is an interested director due to his position as an officer and control person of PCM.

(3)	The Fund Complex consists of the Company, Priority and FLEX.

Current Director (not up for election at the Annual Meeting)
Class I Director—Term Expiring 2020
Independent Director
The following director is not an “interested person” as defined in the 1940 Act.

Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director or Nominee for Director (including the Fund)	Other Directorships Held by Director or Nominee for Director
William J. Gremp, 76(1)	Director	Class II Director from 2006 to 2009; Class I Director since April 2010; Term expires 2020	Mr. Gremp is responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 to present.	3	Priority Income Fund, Inc. since October 28, 2012(3), TP Flexible Income Fund, Inc. (formerly Pathway Capital Opportunity Fund, Inc.) since February 19, 2013

(1)	The business address of Mr. Gremp is c/o Prospect Capital Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016.

(2)	The Fund Complex consists of the Company, Priority and FLEX.

(3)	An investment company subject to the 1940 Act.

Current Directors (not up for election at the Annual Meeting)
Class II Directors—Term Expiring 2021
Independent Director
The following director is not an “interested person” as defined in the 1940 Act.

Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director or Nominee for Director (including the Fund)	Other Directorships Held by Director or Nominee for Director
Andrew C. Cooper, 57(1)	Lead Independent Director	Class II Director since February 2009; Term expires 2021	Mr. Cooper is an entrepreneur, who over the last 15 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Energy, LLC, a company that develops, owns and operates, distributed combined heat and power co-generation solutions.	3	Priority Income Fund, Inc. since October 28, 2012(3), TP Flexible Income Fund, Inc. (formerly Pathway Capital Opportunity Fund, Inc.) since February 19, 2013

(1)	The business address of Mr. Cooper is c/o Prospect Capital Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016.

(2)	The Fund Complex consists of the Company, Priority and FLEX.

(3)	An investment company subject to the 1940 Act.

Interested Director
The following director is an “interested person” as defined in the 1940 Act.

Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(3) Overseen by Director or Nominee for Director (including the Fund)	Other Directorships Held by Director or Nominee for Director
M. Grier Eliasek, 46(1)(2)	Director, President, Chief Operating Officer	Class II Director since June 2004; Term expires 2021	President and Chief Operating Officer of the Company, Managing Director of Prospect Capital Management and Prospect Administration, President and CEO of Priority Income Fund, Inc., President and CEO of TP Flexible Income Fund, Inc. (formerly Pathway Capital Opportunity Fund, Inc.), President and COO of Prospect Flexible Income Management, LLC.	3	Priority Income Fund, Inc. since July 31, 2012(4), TP Flexible Income Fund, Inc. (formerly Pathway Capital Opportunity Fund, Inc.) since February 19, 2013

(1)	The business address of Mr. Eliasek is c/o Prospect Capital Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016.

(2)	Mr. Eliasek is an interested director due to his position as an officer of PCM.

(3)	The Fund Complex consists of the Company, Priority and FLEX.

(4)	An investment company subject to the 1940 Act.

Committees of the Board of Directors
Our Board of Directors has established an Audit Committee and a Nominating, Corporate Governance and Compensation Committee. For the fiscal year ended June 30, 2019, our Board of Directors held ten Board meetings, nine Audit Committee meetings, and one Nominating, Corporate Governance and Compensation Committee meeting. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served. We require each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders. Two directors attended last year’s annual meeting of stockholders in person.
The Audit Committee. The Audit Committee operates pursuant to a charter approved by the Board of Directors. The charter sets forth the responsibilities of the Audit Committee, which include: selecting or retaining each year an independent registered public accounting firm, or independent accountants, to audit the accounts and records of the Company; reviewing and discussing with management and the independent accountants the annual audited financial statements of the Company, including disclosures made in management’s discussion and analysis, and recommending to the Board of Directors whether the audited financial statements should be included in the Company’s annual report on Form 10-K; reviewing and discussing with management and the independent accountants the Company’s quarterly financial statements prior to the filings of its quarterly reports on Form 10-Q; pre-approving the independent accountants’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Audit Committee is presently composed of three persons: Messrs. Cooper, Gremp and Stark, each of whom is not an “interested person” as defined in the 1940 Act and is considered independent under applicable NASDAQ rules, with Mr. Stark serving as chairman of the committee. The Board of Directors has determined that Mr. Stark is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. Messrs. Cooper, Gremp and Stark were added to the Audit Committee concurrent with their election or appointment to the Board of Directors on February 12, 2009, April 1, 2010 and September 4, 2008, respectively.
The function of the Audit Committee is oversight. Our management is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of our annual financial statements in accordance with generally accepted accounting standards. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of our stockholders. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace our independent accountants (subject, if applicable, to stockholder ratification).
In fulfilling their responsibilities, it is recognized that members of the Audit Committee are not our full-time employees or management and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards. Each member of the Audit Committee shall be entitled to rely on: (a) the integrity of those persons within and outside us and management from which it receives information; (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors); and (c) statements made by our officers and employees, our investment adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent accountants to us.
The Nominating, Corporate Governance and Compensation Committee. The Nominating, Corporate Governance and Compensation Committee is responsible for: selecting qualified nominees to be elected to the Board of Directors by stockholders; selecting qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; overseeing the evaluation of the Board of Directors and management; determining or recommending to the Board of Directors for determination the compensation of any executive officers of the Company to the extent the Company pays any executive officers’ compensation; and undertaking such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating, Corporate Governance and Compensation Committee. Currently, the Company’s executive officers do not receive any direct compensation from the Company. The Nominating, Corporate Governance and Compensation Committee takes into consideration the educational, professional and technical backgrounds and diversity of each nominee when evaluating such nominees to be elected to the Board of Directors. The Nominating, Corporate Governance and Compensation Committee does not have a formal policy with respect to diversity. The Nominating, Corporate Governance and Compensation Committee is presently composed of three persons: Messrs. Cooper, Gremp and Stark, each of whom is not an “interested person” as defined in the 1940 Act and is considered independent under applicable NASDAQ rules, with Mr. Gremp serving as chairman of the committee. Messrs. Cooper, Gremp and Stark were added to the Nominating, Corporate Governance and Compensation Committee concurrent with their election or appointment to the Board of Directors on February 12, 2009, April 1, 2010 and September 4, 2008, respectively.
The Nominating, Corporate Governance and Compensation Committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Company’s Bylaws and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to the Corporate Secretary c/o Prospect Capital Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016. When submitting a nomination to the Company for consideration, a stockholder must provide all information that would be required under applicable Commission rules to be disclosed in connection with election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of our common stock owned, if any; and a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. Criteria considered by the Nominating, Corporate Governance and Compensation Committee in evaluating the qualifications of individuals for election as members of the Board of Directors include compliance with the independence and other applicable requirements of the NASDAQ rules and the 1940 Act and all other applicable laws, rules, regulations and listing standards, the criteria, policies and principles set forth in the Nominating, Corporate Governance and Compensation Committee Charter, and the ability to contribute to the effective management of the Company, taking into account our needs and such factors as the individual’s experience, perspective, skills, expertise and knowledge of the industries in which the Company operates, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, and conflicts of interest. The Nominating, Corporate Governance and Compensation Committee also may consider such other factors as it may deem to be in our best interests and those of our stockholders. The Board of Directors also believes it is appropriate for certain key members of our management to participate as members of the Board of Directors.
Corporate Governance
Board Leadership Structure
The Board of Directors believes that the combined position of Chief Executive Officer of the Company and Chairman of the Board of Directors of the Company is a superior model that results in greater efficiency regarding management of the Company, reduced confusion due to the elimination of the need to transfer substantial information quickly and repeatedly between a chief executive officer and chairman, and business advantages to the Company arising from the specialized knowledge acquired from the duties of the dual roles. The need for efficient decision making is particularly acute in the line of business of the Company, whereby multiple factors including market factors, interest rates and innumerable other financial metrics change on an ongoing and daily basis. The Board of Directors has appointed Mr. Cooper as lead independent director of the Board of Directors. The Lead Independent Director assists in setting the agenda for the meetings of the Board of Directors and leads all executive sessions of the independent directors.
Director Independence
The 1940 Act and the NASDAQ rules require that the Company’s Board of Directors consist of at least a majority of independent directors. Under the 1940 Act, in order for a director to be deemed independent, he or she, among other things, generally must not: own 5% or more of the voting securities or be an officer or employee of the Company or of an investment adviser or principal underwriter to the Company; control the Company or an investment adviser or principal underwriter to the Company; be an officer, director or employee of an investment adviser or principal underwriter to the Company; be a member of the immediate family of any of the foregoing persons; knowingly have a direct or indirect beneficial interest in, or be designated as an executor, guardian or trustee of an interest in, any security issued by an investment adviser or principal underwriter to the Company; be a partner or employee of any firm that has acted as legal counsel to Company or an investment adviser or principal underwriter to the Company during the last two years; or have certain relationships with a broker-dealer or other person that has engaged in agency transactions, principal transactions, lent money or other property to, or distributed shares on behalf of the Company. Under NASDAQ rules, in order for a director to be deemed independent, our Board of Directors must determine that the individual does not have a relationship that would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities. On an annual basis, each member of our Board of Directors is required to complete an independence questionnaire designed to provide information to assist the Board of Directors in determining whether the director is independent under the 1940 Act and the NASDAQ rules. Our Board of Directors has determined that each of our directors, other than Messrs. Barry and Eliasek, is independent under the 1940 Act and the applicable NASDAQ rules.

Role of the Chairman and Chief Executive Officer
As Chairman of the Board of Directors and Chief Executive Officer, Mr. Barry assumes a leading role in mid- and long-term strategic planning and supports major transaction initiatives of the Company. Mr. Barry also manages the day-to-day operations of the Company, with the support of the other executive officers. As Chief Executive Officer, Mr. Barry has general responsibility for the implementation of the policies of the Company, as determined by the Board of Directors, and for the management of the business and affairs of the Company. The Board of Directors has determined that its leadership structure, in which the majority of the directors are not affiliated with the Company, PCM or Prospect Administration, is appropriate in light of the services that PCM and Prospect Administration and their affiliates provide to the Company and the potential conflicts of interest that could arise from these relationships.
Experience, Qualifications, Attributes and/or Skills that Led to the Board’s Conclusion that such Members Should Serve as Director of the Company
The Board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Company and protecting the interests of its stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board.
John F. Barry III
The Board benefits from Mr. Barry’s more than 35 years of experience as a lawyer, investment banker, venture capitalist and private equity investor, and his service on multiple boards of directors.  In addition to overseeing the Company, Mr. Barry has served on the boards of directors of private and public companies, including financial services, financial technology and energy companies.  Mr. Barry managed the Corporate Finance Department of L.F. Rothschild & Company from 1988 to 1989, focusing on private equity and debt financing for energy and other companies. Previously, Mr. Barry was a founding member of the project finance group at Merrill Lynch & Co.  The Board also benefits from Mr. Barry’s experience prior to Merrill Lynch working as a corporate securities lawyer from 1979 to 1983 at Davis Polk & Wardwell, advising energy and finance companies and their commercial and investment bankers.  Prior to Davis Polk & Wardwell, Mr. Barry served as a law clerk to Judge J. Edward Lumbard, formerly Chief Judge of the United States Court of Appeals for the Second Circuit in New York City. Mr. Barry’s service as Chairman and Chief Executive Officer of the Company, as Chief Executive Officer of PCM and as Chief Executive Officer of Prospect Administration provides him with a continuously updated understanding of the Company, its operations, and the business and regulatory opportunities pursued by the Company.  Mr. Barry earned his J.D. cum laude from Harvard Law School, where he was an officer of the Harvard Law Review, and his Bachelor of Arts magna cum laude from Princeton University, where he was a University Scholar.
M. Grier Eliasek
Mr. Eliasek brings to the Board business leadership and experience and knowledge of senior loan, mezzanine, bridge loan, private equity and venture capital investments, as well as a knowledge of diverse management practices. Mr. Eliasek is the President and Chief Operating Officer of the Company and a Managing Director of PCM and Prospect Administration. He is also responsible for leading the origination and assessment of investments for the Company. The Board also benefits from Mr. Eliasek’s experience as a consultant with Bain & Company, a global strategy consulting firm, where he managed engagements for companies in several different industries, by providing the Company with unique views on investment and management issues. At Bain, Mr. Eliasek analyzed new lines of businesses, developed market strategies, revamped sales organizations, and improved operational performance for Bain & Company clients. Mr. Eliasek’s longstanding service as director, President and Chief Operating Officer of the Company and as a Managing Director of PCM and Prospect Administration provide him with a specific understanding of the Company, its operation, and the business and regulatory issues facing the Company.
Andrew C. Cooper
Mr. Cooper’s over 30 years of experience in venture capital management, venture capital investing and investment banking provides the Board with a wealth of leadership, business investing and financial experience. Mr. Cooper’s experience as the co-founder, Co-CEO, and director of Unison Energy, a co-generation company that engineers, installs, owns, and operates co-generation facilities as well as the former co-CEO of Unison Site Management LLC, a leading cellular site owner with over 4,000 cell sites under management, and as co-founder, former CFO and VP of business development for Avesta Technologies, an enterprise, information and technology management software company bought by Visual Networks in 2000, provides the Board with the benefit of leadership and experience in finance and business management. Further, Mr. Cooper’s time as a director of CSG Systems, Protection One Alarm, LionBridge Technologies Weblink Wireless, Aquatic Energy and the Madison Square Boys and

Girls Club of New York provides the Board with a wealth of experience and an in-depth understanding of management practices. Mr. Cooper’s knowledge of financial and accounting matters qualifies him to serve on the Company’s Audit Committee and his independence from the Company, PCM and Prospect Administration enhances his service as a member of the Nominating, Corporate Governance and Compensation Committee.
William J. Gremp
Mr. Gremp brings to the Board a broad and diverse knowledge of business and finance as a result of his career as an investment banker, spanning over 40 years working in corporate finance and originating and executing transactions and advisory assignments for energy and utility related clients. Since 1999, Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. From 1996 to 1999, he served at Wachovia as senior vice president, managing director and co-founder of the utilities and energy investment banking group, responsible for origination, structuring, negotiation and successful completion of transactions utilizing investment banking, capital markets and traditional commercial banking products. From 1989 to 1996, Mr. Gremp was the managing director of global power and project finance at JPMorgan Chase & Co., and from 1970 to 1989, Mr. Gremp was with Merrill Lynch & Co., starting out as an associate in the mergers and acquisitions department, then in 1986 becoming the senior vice president, managing director and head of the regulated industries group. Mr. Gremp’s knowledge of financial and accounting matters qualifies him to serve on the Company’s Audit Committee and his independence from the Company, PCM and Prospect Administration enhances his service as a member of the Nominating, Corporate Governance and Compensation Committee.
Eugene S. Stark
Mr. Stark brings to the Board over 30 years of experience in directing the financial and administrative functions of investment management organizations. The Board benefits from his broad experience in financial management; SEC reporting and compliance; strategic and financial planning; expense, capital and risk management; fund administration; due diligence; acquisition analysis; and integration activities. Since May 2005, Mr. Stark’s position as the Principal Financial Officer, Chief Compliance Officer and Vice President of Administration at General American Investors Company, Inc., where he is responsible for operations, compliance, and financial functions, allows him to provide the Board with added insight into the management practices of other financial companies. From January to April of 2005, Mr. Stark was the Chief Financial Officer of the Company, prior to which he worked at Prudential Financial, Inc. between 1987 and 2004. His many positions within Prudential include 10 years as Vice President and Fund Treasurer of Prudential Mutual Funds, 4 years as Senior Vice President of Finance of Prudential Investments, and 2 years as Senior Vice President of Finance of Prudential Annuities. Mr. Stark is also a Certified Public Accountant (inactive status). Mr. Stark’s knowledge of financial and accounting matters qualifies him to serve on the Company’s Audit Committee and his independence from the Company, PCM and Prospect Administration enhances his service as a member of the Nominating, Corporate Governance and Compensation Committee.
Means by Which the Board of Directors Supervises Executive Officers
The Board of Directors is regularly informed on developments and issues related to the Company’s business, and monitors the activities and responsibilities of the executive officers in various ways.
At each regular meeting of the Board of Directors, the executive officers report to the Board of Directors on developments and important issues. Each of the executive officers, as applicable, also provide regular updates to the members of the Board of Directors regarding the Company’s business between the dates of regular meetings of the Board of Directors.
Executive officers and other members of PCM, at the invitation of the Board of Directors, regularly attend portions of meetings of the Board of Directors and its committees to report on the financial results of the Company, its operations, performance and outlook, and on areas of the business within their responsibility, including risk management and management information systems, as well as other business matters.
The Board’s Role in Risk Oversight
The Company’s Board of Directors performs its risk oversight function primarily through (a) its two standing committees, which report to the entire Board of Directors and are comprised solely of independent directors and (b) monitoring by the Company’s Chief Compliance Officer, or CCO, in accordance with its compliance policies and procedures.
As set forth in the descriptions regarding the Audit Committee and the Nominating, Corporate Governance and Compensation Committee, the Audit Committee and the Nominating, Corporate Governance and Compensation Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include:

reviewing and discussing with management and the independent accountants the annual audited financial statements of the Company, including disclosures made in management’s discussion and analysis; reviewing and discussing with management and the independent accountants the Company’s quarterly financial statements prior to the filings of its quarterly reports on Form 10-Q; pre-approving the independent accountants’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Nominating, Corporate Governance and Compensation Committee’s risk oversight responsibilities include selecting qualified nominees to be elected to the Board of Directors by stockholders; selecting qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; and overseeing the evaluation of the Board of Directors and management. Both the Audit Committee and the Nominating, Corporate Governance and Compensation Committee consist solely of independent directors.
The Company’s Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Company’s Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by the Board of Directors, addresses at a minimum: (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least once each year.
The Company believes that its Board of Director’s role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a business development company, or BDC, under the 1940 Act. Specifically, as a BDC the Company must comply with certain regulatory requirements that control certain types of risk in its business and operations. For example, the Company’s ability to incur indebtedness is limited such that its asset coverage must equal at least 200% immediately after each time it incurs certain kinds of indebtedness, and the Company generally has to invest at least 70% of its total assets in “qualifying assets.” On March 23, 2018, President Trump signed into law the Small Business Credit Availability, which included various changes to regulations under the federal securities laws that impact BDCs, including changes to the 1940 Act to allow BDCs to decrease their asset coverage requirement to 150% from 200% under certain circumstances. We currently have not determined whether to take advantage of the additional leverage. If we choose to take advantage of such additional leverage, it will mean that for every $100 of net assets, we may raise $200 from senior securities, such as borrowings or issuing preferred stock. If this ratio declines below 150%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions.
In addition, the Company elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended. As a RIC the Company must, among other things, meet certain income source, asset diversification and income distribution requirements.
The Company believes that the extent of its Board of Directors’ (and its committees’) role in risk oversight complements its Board’s leadership structure because it allows the Company’s independent directors to exercise oversight of risk without any conflict that might discourage critical review through the two fully independent board committees, auditor and independent valuation providers, and otherwise.
The Company believes that a board’s role in risk oversight must be evaluated on a case by case basis and that the Board of Directors’ practices concerning risk oversight is appropriate. However, the Company continually re-examines the manner in which the Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet the Company’s needs.
Corporate Governance Guidelines
Upon the recommendation of the Nominating, Corporate Governance and Compensation Committee, the Board of Directors has adopted Corporate Governance Guidelines on behalf of the Company. These Corporate Governance Guidelines address, among other things, the following key corporate governance topics: director responsibilities; the size, composition, and membership criteria of the Board of Directors; composition and responsibilities of directors serving on committees of the Board of Directors; director access to officers, employees, and independent advisors; director orientation and continuing education; director compensation; and an annual performance evaluation of the Board of Directors.

Code of Conduct
We have adopted a code of conduct which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our employees. Our code of conduct can be accessed via the Internet site of the Commission at http://www.sec.gov. We disclose amendments to or waivers from a required provision of the code of conduct, if any, on Form 8-K.
Code of Ethics
We, PCM and Prospect Administration have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and PCM and Prospect Administration have each adopted a code of ethics pursuant to Rule 204A-1 under the Investment Advisers Act of 1940 that establishes procedures for personal investments and restricts certain personal securities transactions. Our code of ethics can be accessed via our Internet site at http://www.prospectstreet.com. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements.
Internal Reporting and Whistle Blower Protection Policy
The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”), and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. Persons with complaints or concerns regarding Accounting Matters may submit their complaints to our CCO. Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to our Audit Committee Chairman. Complaints may be submitted on an anonymous basis.
The CCO may be contacted at:
Prospect Capital Corporation
Chief Compliance Officer
10 East 40th Street, 42nd Floor
New York, New York 10016
The Audit Committee Chairman may be contacted at:
Prospect Capital Corporation
Audit Committee Chairman
10 East 40th Street, 42nd Floor
New York, New York 10016
Communication with the Board of Directors
Stockholders with questions about the Company are encouraged to contact the Company. Stockholders may communicate with the Company or its Board of Directors by sending their communications to Prospect Capital Corporation, Chief Compliance Officer, 10 East 40th Street, 42nd Floor, New York, New York 10016. All stockholder communications received in this manner will be delivered as appropriate to the Board of Directors.

Information about Executive Officers Who Are Not Directors

Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kristin Van Dask, 40(1)	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary since April 2018
Ms. Van Dask has been the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary since April 2018. Ms. Van Dask previously served as controller at Prospect Administration LLC. Ms. Van Dask is also the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary since April 2018 of Priority Income Fund, Inc. and TP Flexible Income Fund, Inc. (formerly Pathway Capital Opportunity Fund, Inc.)

(1)	The business address of Ms. Van Dask is c/o Prospect Capital Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016.
Compensation of Executive Officers and Directors
The following table sets forth information regarding the compensation received by the directors and executive officers from the Company for the fiscal year ended June 30, 2019. No compensation is paid to the interested directors by the Company.
Compensation Table

Name and Position	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of the Company’s Expenses(1)	Total Compensation from Company and Fund Complex
Interested Directors
John F. Barry III(2)	None	None	None
M. Grier Eliasek(2)	None	None	None
Independent Directors
Andrew C. Cooper(4)	$150,000	None	$150,000
William J. Gremp(5)	$150,000	None	$150,000
Eugene S. Stark(6)	$150,000	None	$150,000
Executive Officers
Kristin Van Dask(2)(3)	None	None	None

(1)	We do not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(2)
We have not paid, and we do not intend to pay, any annual cash compensation to our executive officers for their services as executive officers. Messrs. Barry and Eliasek are compensated by PCM from the income PCM receives under the management agreement between PCM and us. Ms. Van Dask is compensated from the income Prospect Administration receives under the administration agreement.

(3)	On April 4, 2018, the Company’s Board of Directors appointed Ms. Van Dask as the Chief Financial Officer, Treasurer, Secretary, and Chief Compliance Officer of the Company.

(4)	Mr. Cooper joined our Board of Directors on February 12, 2009.

(5)	Mr. Gremp joined our Board of Directors on April 1, 2010.

(6)	Mr. Stark joined our Board of Directors on September 4, 2008.
Compensation of Directors
During the fiscal year ended June 30, 2019, the independent directors of the Board receive an annual fee of $150,000 per director plus reimbursement of any reasonable out-of-pocket expenses incurred.

Certain Relationships and Transactions
Transactions with Affiliated Persons
We have entered into an investment advisory agreement with PCM. Our Chairman of the Board controls PCM. Our senior management serves and in the future may serve as principals of other investment managers affiliated with PCM that presently manage and may in the future manage investment funds with investment objectives similar to ours. In addition, our executive officers and directors and the principals of PCM serve and in the future may serve as officers, directors or principals of entities that operate in the same or related lines of business as we do or of investment funds managed by affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with PCM. However, our investment adviser and other members of the affiliated present and predecessor companies of PCM (previously defined as “Manager”) intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client. We may invest, to the extent permitted by law, on a concurrent basis with other investment funds managed by PCM, subject to compliance with applicable regulations and our allocation procedures. On February 10, 2014, we received an exemptive order from the Commission that permits us to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Manager or certain affiliates, subject to the conditions included therein.
In addition, pursuant to the terms of an administration agreement, Prospect Administration provides, or arranges to provide, the Company with the office facilities and administrative services necessary to conduct our day-to-day operations. PCM is the managing member of and controls Prospect Administration.
Section 16(a) Beneficial Ownership Reporting Compliance
Pursuant to Section 16(a) of the Securities Exchange Act of 1934, our directors and executive officers, and any persons holding more than 10% of our common stock, are required to report their beneficial ownership and any changes therein to the Securities and Exchange Commission and us. Specific due dates for those reports have been established, and we are required to report herein any failure to file such reports by those due dates. Based on our review of Forms 3, 4 and 5 filed by such persons, and information provided by our directors and officers, we believe that during the fiscal year ended June 30, 2019, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.

Independent Registered Public Accounting Firm

The 1940 Act requires that the Company’s independent registered public accounting firm be selected by a majority of the independent directors of the Company. One of the purposes of the Audit Committee is to recommend to the Company’s Board of Directors the selection, retention or termination of the independent registered public accounting firm for the Company. The Company’s independent registered public accounting firm for the fiscal year ended June 30, 2019 was BDO. At a meeting held on August 22, 2019 the Company’s Audit Committee recommended and the Company’s Board, including a majority of the independent directors, approved the selection of BDO as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020.
We expect that a representative of BDO will be present at the Annual Meeting and will have an opportunity to make a statement if he or she so chooses and will be available to respond to appropriate questions. After reviewing the Company’s audited financial statements for the fiscal year ending June 30, 2019, the Company’s Audit Committee recommended to the Company’s Board that such statements be included in the Company’s Annual Report to stockholders. A copy of the Audit Committee report appears below.
The Audit Committee and the Board of Directors have considered the independence of BDO and have concluded that BDO is independent as required by the applicable requirements of the Public Company Accounting Oversight Board. In connection with their determination, BDO has advised the Company that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates.
Audit Fees. Audit fees consist of fees billed for professional services rendered for the integrated audit of our year-end financial statements included in the Company’s Annual Report on Form 10-K and a review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, or services that are normally provided by BDO in connection with statutory and regulatory filings for the past two fiscal years. Audit fees incurred by the Company for its fiscal years ended June 30, 2019 and June 30, 2018 were approximately $3,879,000 and $4,331,700, respectively. The fees incurred by the Company for review of its shelf registration, secondary offerings and debt issuances were approximately $536,010 and $530,400 for the fiscal years ended June 30, 2019 and June 30, 2018, respectively.
Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. There were no audit-related fees for the fiscal years ended June 30, 2019 and 2018.
Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance. The Company has a tax year end of August 31. There were no tax services provided to the Company for the tax year ended August 31, 2018. There are no anticipated services to be provided by BDO for the year ending August 31, 2019.
All Other Fees. All other fees would include fees for products and services other than the services reported above. There were no such fees billed in the fiscal years ended June 30, 2019 and June 30, 2018.

Audit Committee Report(1)
The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended June 30, 2019.
The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and BDO USA, LLP, the Company’s independent registered public accounting firm (“BDO”), with and without management present. The Audit Committee included in its review results of BDO’s examinations, the Company’s disclosure controls and procedures, and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and disclosure controls designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the Commission. The Audit Committee is satisfied that the Company’s disclosure controls and procedures are adequate and that the Company employs appropriate accounting and auditing procedures.
The Audit Committee also has discussed with BDO matters relating to BDO’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standards No. 1301 (“AS 1301”). In addition, the Audit Committee has discussed with BDO their independence from management and the Company, as well as the matters in the written disclosures received from BDO as required by AS 1301. Further, as required by PCAOB Rule 3526, “Communications with Audit Committees Concerning Independence,” the Audit Committee received written, as well as oral, communications from BDO confirming their independence and discussed the matter with BDO. The Audit Committee discussed and reviewed with BDO the Company’s critical accounting policies and practices, disclosure controls, other material written communications to management, and the scope of BDO’s audits and all fees paid to BDO during the fiscal year. Pursuant to the Audit Committee charter, the Audit Committee may review and pre-approve audit and permissible non-audit services performed by BDO for the Company. The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management. The Audit Committee has reviewed and considered the compatibility of BDO’s performance of non-audit services with the maintenance of BDO’s independence as the Company’s independent registered public accounting firm.
Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for the fiscal year ended June 30, 2019 be included in the Company’s Annual Report on Form 10-K for the same fiscal year for filing with the Commission. In addition, the Audit Committee has engaged BDO to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020.

Respectfully Submitted, The Audit Committee Eugene S. Stark, Chairman Andrew C. Cooper William J. Gremp
August 22, 2019
_____________________________

(1)
The material in this report is not “soliciting material,” is not deemed “filed” with the Commission, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Financial Statements and Other Information
We will furnish, without charge, a copy of our most recent annual report and the most recent quarterly report succeeding the annual report, if any, to any stockholder upon request. Requests should be directed to the Company at 10 East 40th Street, 42nd Floor, New York, New York 10016 (telephone number (212) 448-0702).
Privacy Policy
It is our policy to safeguard the privacy of nonpublic, personal information regarding our individual stockholders.
What We Do To Protect Personal Information of Our Stockholders
We protect personal information provided to us by our stockholders according to strict standards of security and confidentiality. These standards apply to both our physical facilities and any online services we may provide. We maintain physical, electronic and procedural safeguards to protect consumer information and regularly review and update our systems to keep them current. We permit only authorized individuals, who are trained in the proper handling of stockholder information and who need to know this information to do their jobs, to have access to this information.
Personal Information That We Collect And May Disclose
As part of providing our stockholders with investment products or services, we may obtain the following types of nonpublic personal information:

•
information we receive from stockholders in subscription documents, on applications or other forms, such as their name, address, telephone number, social security number, occupation, assets and income; and

•	information about the value of a stockholder’s investment, account activity and payment history.
When We May Disclose Personal Information About Our Stockholders To Unaffiliated Third Parties
We will not share nonpublic personal information about our stockholders collected, as described above, with unaffiliated third parties except:

•	at a stockholder’s request;

•
when a stockholder authorizes us to process or service a transaction, for example in connection with an initial or subsequent investment (unaffiliated third parties in this instance may include service providers such as a custodian, data processor or printer);

•
with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements and who agree to use the information only for the purposes for which we disclose such information to them; or

•	when required by law to disclose such information to appropriate authorities.
We do not otherwise provide nonpublic information about our stockholders to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law. We never sell information about stockholders or their accounts.
What We Do With Personal Information About Our Former Stockholders
If a stockholder decides to no longer do business with us, we will continue to follow this privacy policy with respect to the information we have in our possession about such stockholder and his/her account.

Householding of Proxy Materials
The Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
Please note that only one Proxy Statement and/or annual report may be delivered to two or more stockholders who share an address, unless the Company has received instructions to the contrary. To request a separate copy of this Proxy Statement and/or annual report or for instructions as to how to request a separate copy of this document and/or annual report or as to how to request a single copy if multiple copies of this document and/or annual report are received, stockholders should contact the Company at the address and phone number set forth below.
Requests should be directed to the Company at 10 East 40th Street, 42nd Floor, New York, New York 10016 (telephone number: 212-448-0702). Copies of these documents may also be accessed electronically by means of the Commission’s home page on the Internet at http://www.sec.gov.
Other Business
Our Board of Directors knows of no other matters that may be presented for stockholder action at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon them in their discretion.
Submission of Stockholder Proposals
Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, stockholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the Company’s 2020 Annual Meeting of Stockholders. To be eligible for inclusion in the Company’s 2020 Proxy Statement, a stockholder proposal must be received in writing not less than 120 calendar days before the first anniversary of the date we first released our proxy statement for the preceding year’s annual meeting and must otherwise comply with Rule 14a-8 under the Exchange Act. Accordingly, a stockholder proposal of business intended to be considered at the 2020 Annual Meeting of Stockholders must be received by the Secretary not later than May 13, 2020 to be eligible for inclusion in our 2020 Proxy Statement. While the Board of Directors will consider stockholder proposals, the Company reserves the right to omit from the Company’s Proxy Statement any stockholder proposal that it is not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.
In addition, our Bylaws contain an advance notice provision with respect to director nominations and with respect to proposals for business, whether or not included in our proxy statement. Our Bylaws currently provide that, in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at an annual meeting, written notice in the manner provided for in the Bylaws containing the information required by the Bylaws generally must be delivered to our Secretary at our principal executive office not earlier than the 150th day prior to the first anniversary of the date we first released our proxy statement for the preceding year’s annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date we first released our proxy statement for the preceding year’s annual meeting. Accordingly, under our current Bylaws, a stockholder nomination for director or proposal of business intended to be considered at the 2020 Annual Meeting must be received by the Secretary not earlier than April 13, 2020, and not later than 5:00 p.m., Eastern Time, on May 13, 2020. Proposals should be addressed to Corporate Secretary, c/o Prospect Capital Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016. In the event that the date of the next annual meeting is advanced or delayed by more than 30 days from the first anniversary of the Annual Meeting, a notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. Eastern Time on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

By Order of the Board of Directors

Kristin Van Dask
Chief Financial Officer,
Chief Compliance Officer, Treasurer and Secretary
New York, New York
September 9, 2019

ANNUAL MEETING OF STOCKHOLDERS OF

PROSPECT CAPITAL CORPORATION

December 3, 2019

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The notice of meeting, proxy statement, proxy card and annual report are available at http://www.astproxyportal.com/ast/13601/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00003300000000000000 1 120319

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

		FOR	AGAINST	ABSTAIN
John F. Barry III	– Class III	☐	☐	☐
Eugene S. Stark	– Class III	☐	☐	☐

2. To transact such other business that may properly come before the Annual Meeting or any adjournment, postponement or delay thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

PROSPECT CAPITAL CORPORATION

December 3, 2019

PROXY VOTING INSTRUCTIONS

INTERNET - Access "www.voteproxy.com" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The notice of meeting, proxy statement, proxy card and annual report are available at http://www.astproxyportal.com/ast/13601/

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00003300000000000000 1 120319

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

		FOR	AGAINST	ABSTAIN
John F. Barry III	– Class III	☐	☐	☐
Eugene S. Stark	– Class III	☐	☐	☐

2. To transact such other business that may properly come before the Annual Meeting or any adjournment, postponement or delay thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____ Date: ____ Signature of Stockholder ____ Date: ____

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

PROSPECT CAPITAL CORPORATION

PROXY SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned stockholder of Prospect Capital Corporation, a Maryland corporation (the "Company"), hereby appoints John F. Barry III and M. Grier Eliasek, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the offices of the Company, 10 East 40th Street, 42nd Floor, New York, New York 10016, on Tuesday, December 3, 2019, at 3:30 p.m., Eastern Time, and any adjournment, postponement or delay thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statements (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to the Annual Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse hereof. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the nominees for director described in the accompanying Proxy Statement. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxies named above on any other matter that may properly come before the Annual Meeting, including a motion to adjourn the Annual Meeting or postpone the Annual Meeting to another time and/or place for the purpose of soliciting additional proxies, or any adjournment or postponement thereof.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT AUTHORIZING A PROXY BY PHONE OR INTERNET.

(Continued and to be signed on the reverse side)

1.1 14475